Exhibit 10.3

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT, dated as of May 28, 2009 (this “Agreement”), is made among Westway Group, Inc., formerly known as Shermen WSC Acquisition Corp., a Delaware corporation (the “Company”), Westway Holdings Corporation, a Delaware corporation (the “Stockholder”) and each of the certain employees of ED&F (as defined below) or one or more of its affiliates identified on Annex A attached hereto who have executed this Agreement (the “Designated Employees”).

A. The Company, Terminal Merger Sub LLC, a Delaware limited liability company, Feed Merger Sub LLC, a Delaware limited liability company, ED&F Man Holdings Limited, a company limited by shares organized under the laws of England and Wales (“ED&F”), the Stockholder, Westway Terminal Company Inc., a Delaware corporation, and Westway Feed Products, Inc., a Delaware corporation, have entered into that certain Transaction Agreement, dated as of November 25, 2008, as amended and restated as of May 1, 2009 (as so amended and restated, the “Transaction Agreement”).

B. Upon the consummation of the closing under, and pursuant to, the Transaction Agreement, the Stockholder will acquire shares of common stock, par value $0.0001 per share, of the Company (“Common Shares”) and shares of Series A Convertible Preferred Stock, par value $0.0001, of the Company (“Series A Shares”).

C. Upon the consummation of the closing under the Transaction Agreement, certain employees of ED&F or one or more of its affiliates and certain employees of the Company or one or more of its affiliates listed on Annex A to this Agreement (including, for the avoidance of doubt, the Designated Employees, the “Employees”) will acquire Common Shares (the “Employees’ Common Shares”) from ED&F Man 2009 Employee Trust.

D. The Company, the Stockholder and the Designated Employees desire to enter into this Agreement to provide (i) the Stockholder with certain rights relating to the registration of the Stockholder’s Common Shares and the Common Shares issuable to the Stockholder upon conversion of its Series A Shares and (ii) the Employees with certain rights relating to the registration of the Employees’ Common Shares.

E. This Agreement is the agreement referred to as the Registration Rights Agreement in, and its execution by the parties to this Agreement is a condition to the consummation of the closing under, the Transaction Agreement.

F. Capitalized terms used and not elsewhere defined in this Agreement have the meanings specified in Section 10.

Accordingly, in consideration of the foregoing, the parties agree as follows:

1. Demand Registrations.

(a) Requests for Registration. At any time following the Start Date, the Required Holders may request in writing that the Company effect the registration of all or any part of the Registrable Securities held by such Required Holders (a “Registration Request”); provided that the Company shall not be obligated to register a number of Registrable Securities equal to less than 10% of the issued and outstanding shares of the Company’s common stock calculated on an As-Converted Basis. Promptly after its receipt of any Registration Request, the Company shall give written notice of such request to all other Holders, and shall use its reasonable best efforts to register, in accordance with the provisions of this Agreement, all Registrable Securities that have been requested to be registered by the Required Holders in the Registration Request or by any other Holders by written notice to the Company given within 30 days after the date the Company has given such Holders notice of the Registration Request. The Company shall pay all Registration Expenses incurred in connection with any registration pursuant to this Section 1.

(b) Limitation on Demand Registrations. The Company will not be obligated to effect more than four registrations pursuant to this Section 1, provided that a request for registration will not count for the purposes of this limitation if (i) the Required Holders determine in good faith to withdraw (prior to the effective date of the Registration Statement relating to such request) the proposed registration due to marketing or regulatory reasons, (ii) the Registration Statement relating to such request is not declared effective within 180 days of the date such registration statement is first filed with the Commission, (iii) prior to the sale of at least 90% of the Registrable Securities included in the registration relating to such request, such registration is adversely affected by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason and the Company fails to have such stop order, injunction or other order or requirement removed, withdrawn or resolved to the Required Holders’ reasonable satisfaction within 30 days of the date of such order, (iv) more than 20% of the Registrable Securities requested by the Required Holders to be included in the registration are not so included pursuant to Section 1(f), or (v) the conditions to closing specified in the underwriting agreement or purchase agreement entered into in connection with the registration relating to such request are not satisfied (other than as a result of a default or breach thereunder by the Required Holders). Notwithstanding the foregoing, the Company shall pay all Registration Expenses in connection with any request for registration pursuant to Section 1(a) regardless of whether or not such request counts toward the limitation set forth above. The Company will not be obligated to effect more than one registration pursuant to Section 1(a) during any 180-day period.

(c) Short-Form Registrations.

(i) The Company shall use its reasonable best efforts to qualify for registration on Form S-3 or any comparable or successor form or forms or any similar short-form registration (“Short Form Registrations”) as soon as practicable after the date hereof. At any time after the Start Date, the Required Holders will be entitled to request an unlimited number of Short-Form Registrations, in addition to the registration rights provided in Section 1(a), provided that, subject to clause (ii) of this Section 1(c), the Company shall not be obligated to register a number of Registrable Securities equal to less than 10% of the issued and outstanding shares of the Company’s common stock calculated on an As-Converted Basis, and provided, further, that the Company will not be obligated to effect any registration pursuant to this Section 1(c) more than twice in any 360-day period.

(ii) The Employees are hereby deemed to have made a request to the Company for Short Form Registration on Form S-3 with respect to all of the Employees’ Common Shares in compliance with clause (i) of this Section 1(c) (the “Employee Demand”) and, for purposes solely of such Employee Demand, are deemed collectively to constitute Required Holders. The limitation set forth in the first proviso of the second sentence of clause (i) of this Section 1(c) is inapplicable to the Employee Demand. Notwithstanding anything contained in this Agreement to the contrary, once the Registration Statement in respect of the Employee Demand has been declared effective, the Company shall prepare and file with the Commission such amendments and supplements to such Registration Statement as may be necessary to keep such Registration Statement effective for a period ending on the sooner to occur of (a) the first date on which no Employee holds any of the Employees’ Common Shares and (b) the date of the first anniversary of the date on which such Registration Statement was declared effective. Notwithstanding Section 1(e) below, the Company shall have no obligation to effect the sale of the Employees’ Common Shares pursuant to the Employee Demand in an underwritten offering.

(iii) Promptly after its receipt of any request for a Short-Form Registration (other than the Employee Demand), the Company shall give written notice of such request to all other Holders, and shall use its reasonable best efforts to register, in accordance with the provisions of this Agreement, all Registrable Securities that any Holder has requested in writing to be registered by no later than the 15th day after the date of such notice. The Company shall pay all Registration Expenses incurred in connection with any Short-Form Registration (including, for the avoidance of doubt, the Short Form Registration in respect of the Employee Demand).

(d) Restrictions on Demand Registrations. The Company may postpone for a reasonable period of time, not to exceed 120 days, the filing of a prospectus or the effectiveness of a Registration Statement for a Demand Registration if the Company furnishes to the Holders a certificate signed by the Chief Executive Officer of the Company stating that the Company believes in good faith that such Demand Registration would have a material adverse effect on any major corporate development or major transaction of the Company then pending or in progress that has been previously presented to the board of directors of the Company or is described in reasonable detail to the Required Holders (a “Transaction”), provided that the Company may not effect such a postponement more than once in any 360-day period. If the Company so postpones the filing of a prospectus or the effectiveness of a Registration Statement, the Required Holders will be entitled to withdraw such request and, if such request is withdrawn, such registration request will not count for the purposes of the limitation set forth in Section 1(b). The Company shall pay all Registration Expenses incurred in connection with any such aborted registration or prospectus.

(e) Selection of Underwriters. If the Required Holders intend to distribute the Registrable Securities covered by their Registration Request by means of an underwritten offering, they must so advise the Company as a part of the Registration Request, and the Company shall include such information in the notice sent by the Company to the other Holders with respect to such Registration Request. In such event, the Required Holders will have the right to select the investment banker(s) and manager(s) to administer the offering, which shall be reasonably acceptable to the Company. If the offering is underwritten, the right of any Holder to registration pursuant to this Section 1 will be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting (unless otherwise agreed by the Required Holders), and each such Holder must (together with the Company and the other Holders distributing their securities through such underwriting) enter into an underwriting agreement and other customary agreements in customary form with the underwriter or underwriters selected for such underwriting. If any Holder disapproves of the terms of the underwriting, such Holder may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Required Holders.

(f) Priority on Demand Registrations. The Company may not include in any underwritten registration pursuant to Sections 2(a) or (c) any securities that are not Registrable Securities without the prior written consent of the Required Holders. If the managing underwriter advises the Company in writing that in its opinion the number of Registrable Securities (and, if permitted hereunder, other securities requested to be included in such offering) exceeds the number of securities that can be sold in such offering without adversely affecting the marketability of the offering, the Company may include in such offering only such number of securities that in the opinion of such underwriters can be sold without adversely affecting the marketability of the offering, which securities must be so included in the following order of priority: (i) first, Registrable Securities, pro rata among the respective Holders thereof on the basis of the aggregate number of Registrable Securities owned by each such Holder, and (ii) second, any other securities of the Company that have been requested to be so included. Notwithstanding the foregoing, no employee of the Company or any subsidiary thereof will be entitled to participate, directly or indirectly, in any such registration to the extent that the managing underwriter (or, in the case of an offering that is not underwritten, a nationally recognized investment banking firm) determines in good faith that the participation of such employee in such registration would adversely affect the marketability or offering price of the securities being sold in such registration.

(g) Other Registration Rights. Except for registration rights granted in connection with a Transaction or as otherwise provided in this Agreement, the Company may not grant to any holder or prospective holder of any securities of the Company registration rights with respect to such securities which are senior or pari passu to the rights granted hereunder without the prior written consent of the Required Holders.

2. Piggyback Registrations.

(a) Right to Piggyback. Whenever the Company proposes to register any of its securities (other than a registration pursuant to Section 1, relating solely to employee benefit plans, relating solely to the sale of debt or convertible debt instruments relating to a Unit Offering, or in connection with a Transaction) and the registration form to be filed may be used for the registration or qualification for distribution of Registrable Securities, following the date of filing with the Commission or other applicable regulatory authority of the registration statement or similar document with respect to such registration, the Company shall give prompt written notice to all Holders of its intention to effect such a registration and shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within fifteen (15) days after the date of the Company’s notice (a “Piggyback Registration”). Any Holder that has made such a written request may withdraw its Registrable Securities from such Piggyback Registration by giving written notice to the Company and the managing underwriter, if any, on or before the thirtieth (30th) day prior to the planned effective date of such Piggyback Registration. The Company may terminate or withdraw any registration under this Section 2 prior to the effectiveness of such registration, whether or not any Holder has elected to include Registrable Securities in such registration, and except for the obligation to pay Registration Expenses pursuant to Section 2(c) the Company will have no liability to any Holder in connection with such termination or withdrawal.

(b) Underwritten Registration. If the registration referred to in Section 2(a) is proposed to be underwritten, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 2(a). In such event, the right of any Holder to registration pursuant to this Section 2 will be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting, and each such Holder must (together with the Company and the other Holders distributing their securities through such underwriting) enter into an underwriting agreement and other customary agreements in customary form with the underwriter or underwriters selected for such underwriting by the Company. If any Holder disapproves of the terms of the underwriting, such Holder may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Required Holders.

(c) Piggyback Registration Expenses. The Company shall pay all Registration Expenses in connection with any Piggyback Registration, whether or not any registration or prospectus becomes effective or final.

(d) Priority on Primary Registrations. If a Piggyback Registration relates to an underwritten primary offering on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold without adversely affecting the marketability of such offering, the Company shall include in such registration or prospectus only such number of securities that in the opinion of such underwriters can be sold without adversely affecting the marketability of the offering, which securities must be so included in the following order of priority: (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the Holders of such Registrable Securities on the basis of the number of Registrable Securities so requested to be included therein owned by each such Holder, and (iii) third, other securities requested to be included in such registration. Notwithstanding the foregoing, no employee of the Company or any subsidiary thereof will be entitled to participate, directly or indirectly, in any such registration to the extent that the managing underwriter (or, in the case of an offering that is not underwritten, a nationally recognized investment banking firm) will determine in good faith that the participation of such employee in such registration would adversely affect the marketability or offering price of the securities being sold in such registration.

(e) Priority on Secondary Registrations. If a Piggyback Registration relates to an underwritten secondary registration on behalf of other holders of the Company’s securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold without adversely affecting the marketability of the offering, the Company shall include in such registration only such number of securities that in the opinion of such underwriters can be sold without adversely affecting the marketability of the offering, which securities must be so included in the following order of priority: (i) first, the securities requested to be included therein by the holders requesting such registration and the Registrable Securities requested to be included in such registration, pro rata among the holders of such securities and Registrable Securities on the basis of the number of securities so requested to be included therein owned by each such holder, and (ii) second, other securities requested to be included in such registration. Notwithstanding the foregoing, no employee of the Company or any subsidiary thereof will be entitled to participate, directly or indirectly, in any such registration to the extent that the managing underwriter (or, in the case of an offering that is not underwritten, a nationally recognized investment banking firm) will determine in good faith that the participation of such employee in such registration would adversely affect the marketability or offering price of the securities being sold in such registration.

(f) Other Registrations. If the Company files a Registration Statement with respect to Registrable Securities pursuant to Section 1 or Section 2, and if such registration has not been withdrawn or abandoned, the Company may not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-4 or S-8 or any successor or similar forms with respect to debt, convertible debt or a Unit Offering), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least 180 days has elapsed from the effective date of the effectiveness of such Registration Statement.

3. Registration Procedures. Subject to Sections 1(c) and 1(d), whenever the Holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company shall use its reasonable best efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method of disposition thereof. Without limiting the generality of the foregoing, the Company shall, as expeditiously as possible:

(a) prepare and (within 60 days after the end of the thirty-day period within which requests for registration may be given to the Company pursuant hereto) file with the Commission a Registration Statement with respect to such Registrable Securities, make all required filings with the Financial Industry Regulatory Authority (FINRA) and thereafter use its best efforts to cause such Registration Statement to become effective, provided that before filing a Registration Statement or any amendments or supplements thereto, the Company shall furnish to one firm of counsel selected by the Holders in accordance with Section 4(b) copies of all such documents proposed to be filed, which documents will be subject to review of such counsel at the Company’s expense. Unless such counsel earlier informs the Company that it has no objections to the filing of such Registration Statement, amendment or supplement, the Company may not file such Registration Statement, amendment or supplement prior to the date that is three Business Days from the date that such counsel received such document. The Company may not file any Registration Statement or amendment or post-effective amendment or supplement to such Registration Statement to which such counsel reasonably objects in writing on the grounds that (and explaining why) such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder;

(b) prepare and file with the Commission such amendments and supplements to such Registration Statement as may be necessary to keep such Registration Statement effective for a period ending on the soonest to occur of (i) the date that is six months after such Registration Statement becomes effective or, if such Registration Statement relates to an underwritten offering, such longer period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer, (ii) the date on which such Holder beneficially owns less than 10% of the issued and outstanding shares of common stock of the Company calculated on an As-Converted Basis, and (iii) the tenth anniversary of the date hereof;

(c) furnish to each seller of Registrable Securities such number of copies, without charge, of such Registration Statement, each amendment and supplement thereto, including each preliminary prospectus, final prospectus, all exhibits and other documents filed therewith and such other documents as such seller may reasonably request including in order to facilitate the disposition of the Registrable Securities owned by such seller;

(d) use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things that may be necessary or reasonably advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

(e) use its reasonable best efforts to cause all Registrable Securities covered by such Registration Statement to be registered with or approved by such other governmental agencies, authorities or self-regulatory bodies as may be necessary or reasonably advisable in light of the business and operations of the Company to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities in accordance with the intended method or methods of disposition thereof set forth in the Registration Statement;

(f) promptly notify, in accordance with Section 6(b), each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the discovery of the happening of any event as a result of which, the prospectus contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and, as promptly as practicable, in accordance with Section 6(b), prepare and furnish to such seller a reasonable number of copies of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

(g) notify each seller of any Registrable Securities covered by such Registration Statement (i) when the prospectus or any prospectus supplement or post-effective amendment has been filed and, with respect to such Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission for amendments or supplements to such registration statement or to amend or to supplement such prospectus or for additional information, and (iii) of the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or the initiation of any proceedings for any of such purposes;

(h) use its reasonable best efforts to cause all such Registrable Securities to be listed on each securities exchange or market on which similar securities issued by the Company are then listed or, if no similar securities issued by the Company are then listed on any securities exchange or market, use its reasonable best efforts to cause all such Registrable Securities to be listed on a securities exchange or market selected by the board of directors of the Company;

(i) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of, or date of final receipt, for such Registration Statement;

(j) enter into such customary agreements (including underwriting agreements with customary provisions) and take all such other actions as the Required Holders or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, effecting a share split or a combination of shares);

(k) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and documents relating to the business of the Company, and cause the Company’s officers, directors, employees and independent accountants to supply all information and provide any assistance reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such Registration Statement, including in connection with a seller’s “due diligence”; provided that each Holder will, and will use its commercially reasonable efforts to cause each such underwriter, accountant or other agent to, (i) enter into a confidentiality agreement in form and substance reasonably satisfactory to the Company and (ii) minimize the disruption to the Company’s business in connection with the foregoing;

(l) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company’s first full calendar quarter after the effective date of the Registration Statement, which earnings statement will satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(m) in the event of the issuance of any stop order suspending the effectiveness of a Registration Statement, or of any order suspending or preventing the use of any related prospectus or ceasing trading of any securities included in such Registration Statement for sale in any jurisdiction, use its reasonable best efforts promptly to obtain the withdrawal of such order;

(n) enter into such agreements and take such other actions as the holders of a majority of the Registrable Securities being offered in such offering or the underwriters reasonably request in order to expedite or facilitate the disposition of such Registrable Securities, including, without limitation, preparing for and participating in such number of “road shows” and all such other customary selling efforts as the underwriters reasonably request in order to expedite or facilitate such disposition;

(o) obtain one or more comfort letters, addressed to the sellers of Registrable Securities, dated the effective date of or the date of the final receipt issued for such Registration Statement (and, if such registration includes an underwritten public offering dated the date of the closing under the underwriting agreement for such offering), signed by the Company’s independent public accountants in customary form and covering such matters of the type customarily covered by comfort letters as the Holders of a majority of the Registrable Securities being sold in such offering reasonably request;

(p) provide legal opinions of the Company’s outside counsel, addressed to the underwriters, if any, of the Registrable Securities being sold, dated the effective date of or the date of the final receipt issued for such Registration Statement, each amendment and supplement thereto (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), with respect to the Registration Statement, each amendment and supplement thereto (including the preliminary prospectus) and such other documents relating thereto in customary form and covering such matters of the type customarily covered by legal opinions of such nature; and

(q) use its best efforts to take or cause to be taken all other actions, and do and cause to be done all other things, necessary or reasonably advisable in the opinion of any seller of Registrable Securities to effect the registration of such Registrable Securities contemplated hereby.

The Company shall not file or make any amendment to any Registration Statement with respect to any Registrable Securities, or any amendment of or supplement to the prospectus used in connection therewith, that refers to any Holder covered thereby by name, or otherwise identifies such Holder as the holder of any securities of the Company, without the consent of such Holder, such consent not to be unreasonably withheld or delayed, unless and to the extent such disclosure is required by law.

The Company may require each Holder of Registrable Securities as to which any registration is being effected to furnish the Company with such information regarding such Holder and pertinent to the disclosure requirements relating to the registration and the distribution of such securities as the Company may from time to time reasonably request in writing. The obligation of the Company to effect registration of any Registrable Securities with respect to any Holder (including any Employee) that has requested that such Holder’s Common Shares be included in a registration statement in accordance with Section 1 shall be contingent upon compliance by such Holder with the Company’s request, if any, for the information described in the immediately preceding sentence.

4. Registration Expenses.

(a) All expenses incidental to the Company’s performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, word processing, duplicating and printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters and other Persons retained by the Company (all such expenses, “Registration Expenses”), will be borne as provided in this Agreement, except that the Company shall, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit or quarterly review, the expenses of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange or market on which similar securities issued by the Company are then listed or on such securities exchange or market as the board of directors selects. All Selling Expenses will be borne by the holders of the securities so registered pro rata on the basis of the number of their shares so registered.

(b) In connection with each registration pursuant to Section 1 and each Piggyback Registration, the Company shall reimburse the holders of Registrable Securities covered by such registration or qualification for the reasonable fees and disbursements of one United States counsel, who will be chosen by the Holders of a majority of the Registrable Securities being so registered.

(c) To the extent Registration Expenses are not required to be paid by the Company, each holder of securities included in any registration or qualification hereunder will pay those Registration Expenses allocable to the registration or qualification of such holder’s securities so included, and any Registration Expenses not so allocable will be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered or qualified.

5. Indemnification.

(a) The Company agrees to indemnify and hold harmless, and hereby does indemnify and hold harmless, each Holder, its affiliates and their respective officers, directors and partners and each Person who controls such Holder (within the meaning of the Securities Act) against, and pay and reimburse such holder, affiliate, director, officer or partner or controlling person for any losses, claims, damages, liabilities, joint or several, to which such holder or any such affiliate, director, officer or partner or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue or alleged untrue statement of material fact contained in any Registration Statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto, (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation by the Company of any rule or regulation promulgated under the Securities Act or any state securities laws applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, and the Company will pay and reimburse such Holder and each such affiliate, director, officer, partner and controlling person for any legal or any other expenses actually and reasonably incurred by them in connection with investigating, defending or settling any such loss, claim, liability, action or proceeding, provided that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission, made in such Registration Statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or in any application, in reliance upon, and in conformity with, written information prepared and furnished to the Company by such Holder expressly for use therein or by such Holder’s failure to deliver a copy of the Registration Statement or prospectus or any amendments or supplements thereto after the Company has furnished such Holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company, if requested, will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Holders.

(b) In connection with any Registration Statement in which a Holder is participating, each such Holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such Registration Statement or prospectus and, will indemnify and hold harmless the Company, its directors, officers and affiliates, each underwriter and each other Person who controls the Company (within the meaning of the Securities Act) and each such underwriter against any losses, claims, damages, liabilities, joint or several, to which such Holder or any such director or officer, any such underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue or alleged untrue statement of material fact contained in the Registration Statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or in any application or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is made in such Registration Statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or in any application, in reliance upon and in conformity with written information prepared and furnished to the Company by such Holder expressly for use therein, and such Holder will reimburse the Company and each such director, officer, affiliate, underwriter and controlling Person for any legal or any other expenses actually and reasonably incurred by them in connection with investigating, defending or settling any such loss, claim, liability, action or proceeding, provided that the obligation to indemnify and hold harmless will be individual and several to each holder and will be limited to the net amount of proceeds received by such Holder from the sale of Registrable Securities pursuant to such Registration Statement.

(c) Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless, in the opinion of outside counsel to the indemnified party, it would be inappropriate under applicable standards of professional responsibility for one counsel to represent such indemnified party and any other of such indemnified parties with respect to such claim.

(d) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the registration and sale of any securities by any Person entitled to any indemnification hereunder and the expiration or termination of this Agreement.

(e) If the indemnification provided for in this Section 5 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party thereunder, will contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other hand in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relevant fault of the indemnifying party and the indemnified party will be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing, the amount any Holder will be obligated to contribute pursuant to this Section 5(e) will be limited to an amount equal to the proceeds to such Holder of the Registrable Securities sold pursuant to the registration statement which gives rise to such obligation to contribute (less the aggregate amount of any damages which the Holder has otherwise been required to pay in respect of such loss, claim, damage, liability or action or any substantially similar loss, claim, damage, liability or action arising from the sale of such Registrable Securities).

6. Participation in Underwritten Registrations; Suspension.

(a) No Holder may participate in any registration hereunder that is underwritten unless such Holder (i) agrees to sell its Registrable Securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements (including, without limitation, pursuant to the terms of any over-allotment or “green shoe” option requested by the managing underwriter(s), provided that no Holder will be required to sell more than the number of Registrable Securities that such Holder has requested the Company to include in any registration), (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (iii) cooperates with the Company’s reasonable requests in connection with such registration or qualification (it being understood that the Company’s failure to perform its obligations hereunder, which failure is caused by such Holder’s failure to cooperate, will not constitute a breach by the Company of this Agreement). Notwithstanding the foregoing, no Holder will be required to agree to any indemnification obligations on the part of such Holder that are greater than its obligations pursuant to Section 6(b).

(b) Each Holder that is participating in any registration hereunder agrees that, upon receipt of any notice from the Company (i) of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to a Registration Statement or related prospectus or for additional information; (ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (iv) that any major corporate development or major transaction of the Company that has been previously presented to the board of directors of the Company or is described in reasonable detail to the Required Holders is pending or in progress or (v) of any event or circumstance which, upon the good faith judgment of the Company’s Board of Directors based on the advice of its counsel, necessitates the making of any changes in the Registration Statement or related prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of a prospectus, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, will forthwith discontinue the disposition of its Registrable Securities pursuant to the Registration Statement until such Holder receives a supplemented or amended prospectus prepared and filed by the Company, or until it is advised in writing by the Company that the current prospectus may be used, and has received any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such prospectus. In the event the Company gives any such notice, the applicable time period mentioned in Section 3(b) during which a Registration Statement is to remain effective will be extended by the number of days during the period from and including the date of the giving of such notice pursuant to this Section 6(b) to and including the date when each seller of a Registrable Security covered by such Registration Statement will have received the copies of the supplemented or amended prospectus contemplated by Section 3(f) or until it has been advised in writing by the Company that the current prospectus can be used and has received any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such prospectus.

7. Rule 144 and 144A Reporting.

(a) With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to:

(i) make and keep public information available as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after ninety (90) days following the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public, and

(ii) use reasonable best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements.

(b) For purposes of facilitating sales pursuant to Rule 144A, so long as the Company is not subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, each Holder and any prospective purchaser of such Holder’s securities will have the right to obtain from the Company, upon request of the Holder prior to the time of sale, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as such Holder or prospective purchaser may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any such securities without registration, including the Company’s most recent balance sheet and profit and loss and retained earnings statements, and similar financial statements for the two preceding fiscal years (the financial statements to be audited to the extent reasonably available).

8. Lock Up Agreements. In consideration for the Company agreeing to its obligations under this Agreement, each Holder that is not an Employee agrees in connection with any registration of the Company’s securities (whether or not such Holder is participating in such registration) upon the request of the Company and the underwriters managing any underwritten offering of the Company’s securities, not to effect (other than pursuant to such registration) any public sale or distribution of Registrable Securities, including, but not limited to, any sale pursuant to Rule 144 or Rule 144A, or make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities, any other equity securities of the Company or any securities convertible into or exchangeable or exercisable for any equity securities of the Company without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 90 days) from the effective date of such registration as the Company and the underwriters may specify, so long as all Holders or stockholders (other than Employees) holding more than two percent (2%) of the outstanding Common Shares and all officers and directors of the Company are bound by a comparable obligation, provided that nothing herein will prevent any Holder that is a partnership or corporation from making a distribution of Registrable Securities to the partners or shareholders thereof that is otherwise in compliance with applicable securities laws, so long as such distributees agree to be so bound.

9. Term. This Agreement will be effective as of the date hereof and will continue in effect thereafter until the earliest of (1) with respect to each Holder that is not an Employee (a) its termination by the consent of such Holder and the Company or their respective successors in interest, (b) the date on which no Registrable Securities of such Holder remain outstanding, (c) the dissolution, liquidation or winding up of the Company and (d) with respect to any individual Holder that is not an Employee, the first date on which such Holder beneficially owns less than 10% of the issued and outstanding shares of common stock of the Company calculated on an As-Converted Basis, and (2) with respect to each Holder that is an Employee, the earlier of (i) the first date on which such Holder owns no Employees’ Common Shares and (ii) the date of the first anniversary of the date on which such Registration Statement was declared effective.

10. Defined Terms. Capitalized terms when used in this Agreement have the following meanings:

“As-Converted Basis” means determined assuming that the shares of Series A Preferred Stock of the Company (including any shares of Series A Preferred Stock held in escrow) at the time of such determination have been converted into shares of Common Stock.

“Commission” means the Securities and Exchange Commission or any other federal agency administering the Securities Act.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any similar federal statute and the rules and regulations thereunder, as in effect from time to time.

“Holder” means any holder of outstanding Registrable Securities that is a party to this Agreement or that is an Employee or to which the benefits of this Agreement have been validly assigned.

“Person” means an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization or a government or department or agency thereof.

“Registrable Securities” means the Common Shares outstanding from time to time (including Employees’ Common Shares) and (i) any Common Shares issued or issuable upon conversion of the Series A Shares, (ii) any other stock or securities that the holders of the Series A Shares may be entitled to receive, or will have received, upon conversion of the Series A Shares or otherwise pursuant to such holders’ ownership of the Series A Shares, in lieu of or in addition to Common Shares, or (iii) any equity securities issued or issuable directly or indirectly with respect to the securities referred to in the foregoing clause (i) or (ii) by way of conversion or exchange thereof or share dividend or share split or in connection with a combination of shares, recapitalization, reclassification, merger, amalgamation, arrangement, consolidation or other reorganization. As to any particular securities constituting Registrable Securities, such securities will cease to be Registrable Securities when (x) they have been effectively registered or qualified for sale by prospectus filed under the Securities Act and disposed of in accordance with the Registration Statement covering therein, or (y) they have been sold to the public through a broker, dealer or market maker pursuant to Rule 144 or other exemption from registration under the Securities Act. For purposes of this Agreement, a Person will be deemed to be a holder of Registrable Securities whenever such Person has the right to acquire directly or indirectly such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

“Register,” “registered” and “registration” refers to a registration effected by preparing and filing a Registration Statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such Registration Statement, and compliance with applicable state securities laws of such states in which Holders notify the Company of their intention to offer Registrable Securities.

“Registration Request” has the meaning set forth in Section 1(a). The term Registration Request will also include, where appropriate, a Short-Form Registration request made pursuant to Section 1(c).

“Registration Statement” means the prospectus and other documents filed with the Commission to effect a registration under the Securities Act.

“Required Holders” means (subject to Section 1(c)(ii)) Holders other than Employees holding in the aggregate more than 50% of the outstanding Registrable Securities beneficially held by all of such Holders, as determined with respect to the Series A Shares on an as-converted basis.

“Rule 144” means Rule 144 under the Securities Act or any successor or similar rule as may be enacted by the Commission from time to time, as in effect from time to time.

“Rule 144A” means Rule 144A under the Securities Act or any successor or similar rule as may be enacted by the Commission from time to time, as in effect from time to time.

“Securities Act” means the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations thereunder, as in effect from time to time.

“Selling Expenses” means all underwriting discounts, selling commissions, transfer taxes and fees and expenses of counsel to the underwriters applicable to the sale of Registrable Securities hereunder.

“Start Date” means the date that is eighteen months after the date hereof, except that for purposes solely of the Employee Demand, it means the date on which the Company first meets the eligibility requirements for use of Form S-3.

“Unit Offering” means a public offering of a combination of debt and equity securities of the Company in which not more than 20% of the gross proceeds received for the sale of such securities is attributed to such equity securities.

11. Miscellaneous.

(a) No Inconsistent Agreements. The Company will not hereafter enter into any agreement, or amend any existing agreement, with respect to its securities if such agreement or amendment would be inconsistent with or violate the rights granted to the holders of Registrable Securities in this Agreement.

(b) Adjustments Affecting Registrable Securities. The Company will not take any action, or permit any change to occur, with respect to its securities which would materially and adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration or qualification for sale by prospectus undertaken pursuant to this Agreement.

(c) Remedies. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party hereto will have the right to seek injunctive relief, in addition to all of its other rights and remedies at law or in equity, to enforce the provisions of this Agreement, and hereby agree to waive the defense in any action for specific performance that a remedy at law would be adequate.

(d) Amendment; Waivers, etc. No amendment, modification or discharge of this Agreement, and no waiver hereunder, will be valid or binding unless set forth in writing and duly executed by the Company and either (i) the Required Holders or (ii) the party against which enforcement of the amendment, modification, discharge or waiver is sought. Any such waiver will constitute a waiver only with respect to the specific matter described in such writing and will in no way impair the rights of the party granting such waiver in any other respect or at any other time. Neither the waiver by any of the parties hereto of a breach of or a default under any of the provisions of this Agreement, nor the failure by any of the parties, on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right or privilege hereunder, will be construed as a waiver of any other breach or default of a similar nature, or as a waiver of any of such provisions, rights or privileges hereunder. The rights and remedies herein provided are cumulative and none is exclusive of any other, or of any rights or remedies that any party may otherwise have at law or in equity.

(e) Successors and Assigns; No Third Party Beneficiaries. This Agreement will be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns. In addition, and whether or not any express assignment will have been made, the provisions of this Agreement which are for the benefit of the Holders of the Registrable Securities (or any portion thereof) as such will be for the benefit of and enforceable by any subsequent holder of any Registrable Securities (or of such portion thereof) which Holder beneficially owns 10% or more of the issued and outstanding shares of common stock of the Company calculated on an As-Converted Basis, subject to the provisions respecting the minimum numbers or percentages of Registrable Securities (or of such portion thereof) required in order to be entitled to certain rights, or take certain actions, contained herein. The Employees, other than the Designated Employees, as Holders, are intended third party beneficiaries of this Agreement. Except as provided in Section 5 and this clause (e), nothing in this Agreement will confer any rights on any Person other than the parties hereto and their respective successors and permitted assigns.

(f) Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

(g) Entire Agreement. This Agreement constitutes the entire agreement and supersede all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

(h) Counterparts. This Agreement may be executed in several counterparts, each of which will be deemed an original and need not contain the signature of more than one party, and all of which together constitute one and the same instrument.

(i) Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

(j) Governing Law, etc. This Agreement and the rights and duties of the parties hereto hereunder will be governed by and construed in accordance with the laws of the State of New York, without giving effect to its principles or rules of conflict of laws to the extent such principles or rules are not mandatorily applicable by statute and would require or permit the application of the laws of another jurisdiction. The parties irrevocably and unconditionally submit to the exclusive jurisdiction of the United States District Court for the Southern District of New York or, if such court does not have jurisdiction, the New York State Supreme Court in the Borough of Manhattan, in any action arising out of or relating to this Agreement. The parties irrevocably agree that all claims in respect of the interpretation and enforcement of the provisions of this Agreement, and in respect of the transactions contemplated hereby and thereby, or with respect to any such action or proceeding, will be heard and determined in such a New York federal or State court, and that such jurisdiction of such courts with respect thereto will be exclusive, except solely to the extent that all such courts lawfully decline to exercise such jurisdiction. Each party hereby waives, and agrees not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or of any such document or in respect of any such transaction, that it is not subject to such jurisdiction. Each party hereby waives, and agrees not to assert, to the maximum extent permitted by law, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or of any such document or in respect of any such transaction, that such action, suit or proceeding may not be brought or is not maintainable in such courts or that the venue thereof may not be appropriate or that this Agreement or any such document may not be enforced in or by such courts. The parties hereby consent to and grant any such court jurisdiction over the person of such parties and over the subject matter of any such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 11(l) or in such other manner as may be permitted by law, will be valid and sufficient service thereof.

(k) Waiver of Jury Trial. Each party hereby irrevocably and unconditionally waives any right such party may have to a trial by jury in respect of any litigation directly or indirectly arising out of or relating to this Agreement or the transactions contemplated hereby.

(l) Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when personally delivered or received by certified mail, return receipt requested, or sent by guaranteed overnight courier service. Such notices, demands and other communications will be sent to the Company and the Stockholder in the manner and at the addresses set forth in the Transaction Agreement and sent to each of the Designated Employees (a) by overnight mail or (b) facsimile (provided that delivery of such facsimile is promptly confirmed) at the applicable addresses set forth below:

[Name of Designated Employee]

[Address of Designated Employee]

Attention: [—]

Facsimile: [—]

[Name of Designated Employee]

[Address of Designated Employee]

Attention: [—]

Facsimile: [—]

All such notices, demands and other communications will be deemed to have been received (i) if by overnight mail or delivery, upon the day of delivery or (ii) if by facsimile prior to 5:00 P.M. in the place of receipt, on the day on which such facsimile was sent (or at the beginning of the recipient’s next Business Day if not received prior to such time), provided that a copy is also sent on the same day in the manner provided in (a) of this clause (l).

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

WESTWAY GROUP, INC.

By:	/s/ Peter J.M. Harding
Name:	Peter J.M. Harding
Title:	Chief Executive Officer

THE STOCKHOLDER:

WESTWAY HOLDINGS CORPORATION

By:	/s/ A. Whitfield Huguley, IV
Name:	A. WHITFIELD HUGULEY, IV
Title:	DIRECTOR

THE DESIGNATED EMPLOYEES:

By:	/s/ James Stewart-Richardson
Name:
Title:	Managing Director - ED&F Man Gulf DMCC

By:	/s/ Raymond John Dunbar
Name:	Raymond John Dunbar
Title:	Mr.

ANNEX A

Employees

[—]

[—]

[—]

[—]

[—]

Designated Employees

[—]

[—]

[—]